NATIONWIDE VARIABLE INSURANCE TRUST
Invesco NVIT Comstock Value Fund

Supplement dated November 23, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the information under the section entitled “Portfolio Managers” on page 3 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Kevin Holt, CFA	Lead Portfolio Manager, Invesco	Since 2010
Devin Armstrong, CFA	Portfolio Manager, Invesco	Since 2010
Charles DyReyes, CFA	Portfolio Manager, Invesco	Since 2015
James Warwick	Portfolio Manager, Invesco	Since 2010

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE